FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (“Amendment”) is made as of June 30, 2014 by and among Landauer, Inc., a Delaware corporation (“Landauer”), Global Physics Solutions, Inc., a Delaware corporation (“GPS”) and IZI Medical Products, LLC, a Delaware limited liability company (“IZI”, Landauer, GPS and IZI being hereinafter collectively referred to as the “Borrowers” and each individually as a “Borrower”), the Lenders that are currently parties to the Credit Agreement (as defined below) and BMO Harris Bank N.A. (in its individual capacity, “BMO”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

RECITALS

A. The Administrative Agent, the Lenders and the Borrowers are currently parties to that certain Amended and Restated Credit Agreement dated as of August 2, 2013 which amended and restated that certain Credit Agreement dated as of November 11, 2011, as heretofore amended (the “Credit Agreement”).

B. The parties to the Credit Agreement desire to enter into this Amendment for the purpose of making certain amendments to the Credit Agreement.

AGREEMENT

In consideration of the matters set forth in the recitals and the covenants and provisions herein set forth, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Definitions. Capitalized terms used but not defined herein are used as defined in the Credit Agreement.
2. Amendments. Upon satisfaction of the conditions precedent hereinafter set forth, the Credit Agreement shall be amended as follows:
2.1. Section 1.1 of the Credit Agreement is hereby amended by adding a new definition of “First Amendment Effective Date” thereto in the appropriate alphabetical order which reads as follows:

“First Amendment Effective Date means June 30, 2014.”

2.2. Section 1.1 of the Credit Agreement is hereby amended by amending and restating the definitions of “Capital Expenditures” and “EBITDA” in their entirety to read as follows:

“Capital Expenditures” means all expenditures which, in accordance with GAAP, would be required to be capitalized and shown on the consolidated statement of cash flows of Landauer and its Subsidiaries, including expenditures in respect of Capital Leases, but excluding expenditures made in connection with the replacement, substitution or restoration of assets (a) from insurance proceeds (or other similar recoveries) paid on account of the loss of or damage to the assets being replaced or restored or (b) with awards of compensation arising from the taking by eminent domain or condemnation of the assets being replaced.”

“EBITDA means, for any period, the sum for such period of: (a) Consolidated Net Income, plus (b) to the extent deducted in determining such Consolidated Net Income, (i) Interest Expense, (ii) federal and state income taxes, (iii) all amounts treated as expense for depreciation and amortization (the sum of (x) all foregoing items plus (y) the amount of non-recurring expenses and non-cash charges in respect of IZI set forth in clause (vi) below, constituting “Unadjusted EBITDA”), all as reflected on Landauer’s consolidated financial statements as determined in accordance with GAAP, (iv) all extraordinary or non-recurring losses and expenses as well as other non-cash charges, including restructuring charges, fees associated with mergers and Acquisitions, impairment charges, non-recurring foreign exchange valuation adjustments and equity compensation expense, provided that the aggregate of such losses, expenses and charges cannot exceed 10% of Unadjusted EBITDA for any Fiscal Year (subject to variances acceptable to the Administrative Agent in excess of such limits), (v) non-recurring expenses and non-cash charges of up to $23,000,000 incurred in connection with asset impairments associated with IZI in the third Fiscal Quarter of 2013 and other non-recurring restructuring charges of up to $1,000,000 incurred in the third and fourth Fiscal Quarters of 2013, not subject to the caps in clause (b)(iv) hereof and (vi) non-recurring expenses and non-cash charges of up to $65,000,000 incurred in connection with asset impairments associated with IZI in the third Fiscal Quarter of 2014 and other non-recurring restructuring and reorganization charges of up to $6,000,000 incurred in the third Fiscal Quarter of 2014, not subject to the caps in clause (b)(iv) hereof, minus (c) any item of extraordinary gain as defined by GAAP, including that portion of Consolidated Net Income arising from the sale of assets outside the ordinary course of business.”

2.3. Section 11.13.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Fixed Charge Coverage Ratio.  From and after the First Amendment Effective Date, not permit the Fixed Charge Coverage Ratio as of the last day of any Computation Period to be less than 1.10 to 1.00 for such Computation Period.”

2.4. Section 11.13.2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

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“Leverage Ratio.  From and after the First Amendment Effective Date, not permit the Leverage Ratio as of the last day of any Computation Period to exceed 3.50 to 1.00 for such Computation Period.”

3. Affirmation.  Except as expressly amended hereby, the Credit Agreement is and shall continue in full force and effect and each Borrower hereby fully ratifies and affirms the Credit Agreement and each Loan Document to which it is a party.  Reference in any of this Amendment, the Credit Agreement or any Loan Document to the Credit Agreement shall be a reference to the Credit Agreement as amended hereby and as further amended, modified, restated, supplemented or extended from time to time.

4. Representations and Warranties.  Each Borrower hereby confirms to the Lenders and the Administrative Agent that the representations and warranties set forth in the Credit Agreement, as amended by this Amendment, and in the Loan Documents to which such Borrower is a party are true and correct in all material respects (or in all respects in the case of any representation or warranty qualified by materiality or Material Adverse Effect) as of the date hereof and shall be deemed to be remade as of the date hereof, except to the extent any such representation or warranty expressly relates to an earlier date, in which case such representations and warranties are true and correct as of such earlier date.  Each Borrower represents and warrants to the Lenders and the Administrative Agent that (i) such Borrower has full power and authority to execute and deliver this Amendment and to perform its obligations hereunder, (ii) upon the execution and delivery hereof, this Amendment will be valid, binding and enforceable upon such Borrower in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity, (iii) the execution and delivery and performance of this Amendment does not and will not conflict with (x) any provision of applicable law, (y) the charter, by-laws or other organizational documents of any Loan Party or (z) any material agreement, indenture, material instrument or other material document, or any judgment, order or decree, which is binding upon any Loan Party or any of their respective properties and (iv) as of the date hereof, no Unmatured Event of Default or Event of Default exists.

5. Conditions to Amendment.  This Amendment shall become effective upon the satisfaction in full of all of the following conditions precedent, each of which shall be reasonably satisfactory to the Administrative Agent and the Required Lenders:

5.1. The Borrowers, the Administrative Agent and the Required Lenders shall have executed and delivered this Amendment to the Administrative Agent.

5.2. The Administrative Agent shall have received a non-refundable amendment fee for the account of the Lenders executing this Amendment in an aggregate amount equal to .10% of each such Lender’s Commitment, together with any other fees and expenses (including, without limitation, invoiced Attorney Costs) owing to the Administrative Agent or its counsel.

6. Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one instrument.  Delivery of an executed counterpart of this Amendment by facsimile or electronic pdf format shall be effective as delivery of an original counterpart.

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7. Headings.  The headings and captions of this Amendment are for the purposes of reference only and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

8. APPLICABLE LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO ILLINOIS CHOICE OF LAW DOCTRINE.

The parties hereto have caused this Amendment to be executed by their duly authorized officers, all as of the day and year first above written.

Signature Pages Follow

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LANDAUER, INC.
By: /s/ Jeffrey S. Volz
Name: Jeffrey S. Volz
Title: VP Finance, Treasurer

GLOBAL PHYSICS SOLUTIONS, INC.
By: /s/ Jeffrey S. Volz
Name: Jeffrey S. Volz
Title: Treasurer

IZI MEDICAL PRODUCTS, LLC
By: /s/ Jeffrey S. Volz
Name: Jeffrey S. Volz
Title: VP Finance, Treasurer

First Amendment Signature Page

Acknowledged and agreed to as of the date first above written.

BMO HARRIS BANK, N.A., individually as a Lender and as Administrative Agent

By: /s/ Mark Mital
Name: Mark Mital
Title: Sr. Vice President

First Amendment Signature Page

PNC BANK, NATIONAL ASSOCIATION, individually as a Lender

By: /s/ Michael T. Crowe
Name: Michael T. Crowe
Title: Senior Vice President

First Amendment Signature Page

U.S. BANK NATIONAL ASSOCIATION, individually as a Lender

By: /s/ Elizabeth Cadwallader
Name: Elizabeth Cadwallader
Title: Senior Vice President

First Amendment Signature Page

FIFTH THIRD BANK, individually as a Lender

By: /s/ Gayne Underwood
Name: Gayne Underwood
Title: Vice President

First Amendment Signature Page

BANK OF AMERICA, N.A., individually as a Lender

By: /s/ Brian McDonald
Name: Brian McDonald
Title: Senior Vice President

First Amendment Signature Page